UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-2260

Value Line Leveraged Growth Investors, Inc.
-------------------------------------------
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
------------------------------------------
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item I. Reports to Stockholders.

                               -----------------
                                 ANNUAL REPORT
                               -----------------
                               December 31, 2004
                               -----------------

                                   Value Line
                                Leveraged Growth
                                Investors, Inc.

                                     [LOGO]
                                   VALUE LINE
                                    No-Load
                                     Mutual
                                     Funds

Value Line Leveraged Growth Investors, Inc.

                                                     To Our Value Line Leveraged
--------------------------------------------------------------------------------

To Our Shareholders:

In 2005, Value Line Leveraged Growth Investors returned 8.64%, including dividends, compared with 10.88% for the S&P 500 Index(1), its benchmark. The Fund did better than the S&P in the second half of the year, but a good fourth quarter -- a 10.06% gain for Leveraged Growth versus 9.22% for the S&P -- was not enough to overcome the results of the first three quarters.

Stocks generally rose in the first quarter, but prices seesawed down during the second and third quarters, and the broad indices generally touched their year's lows in late summer. The ensuing rally represented most of the gains in 2005, or, in the case of the Dow Jones Industrial Average, more than the year's total return. Stocks benefited from strong earnings gains, which generally exceeded analysts' forecasts for the recently concluded year. Although the Federal Reserve raised short-term interest rates five times during 2004, rising rates had little effect on stock prices last year.

Value Line Leveraged Growth Investors Fund generally invests in stocks that are ranked in the highest category for price performance over the next six to twelve months by the Value Line Timeliness Ranking System. The system favors stocks with strong price and earnings momentum relative to those of all other companies in the Value Line Investment Survey of approximately 1,700 stocks. At times, however, stock prices move well in advance of positive changes in earnings, and sometimes whole sectors do better in the market than in the Ranking System. This was the case in 2004, when the Fund's performance was hurt by an underweighting of the energy sector, which was the best-performing group in 2004. The Fund also suffered from underweightings in the second and third best performing sectors, utilities and telecommunications services, as these groups offered few timely names. On the other hand, Leveraged Growth's underweighting in consumer staples helped its performance, as that sector returned less than the S&P last year.

We appreciate your continued support and look forward to serving you in the New Year.

                                        Sincerely,


                                        /s/ Jean Bernhard Buttner

                                        Jean Bernhard Buttner
                                        Chairman and President

February 16, 2005

--------------------------------------------------------------------------------
(1) The Standard & Poor's 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.


--------------------------------------------------------------------------------
2

                                     Value Line Leveraged Growth Investors, Inc.

Growth Investors Shareholders
--------------------------------------------------------------------------------

Economic Observations

The maturing business expansion continues to move along at a healthy 3%-4% pace, a level of growth that is underpinned by moderate and steady levels of consumer spending and industrial activity. Moreover, recent trends suggest that the present rate of improvement on the economic front will be sustained over the next several quarters.

Helping the expansion along should be high levels of activity in the housing, auto, retail, manufacturing, and service sectors. This steady growth is likely to be accompanied by modest levels of inflation for the most part. The wild card in the equation, and the reason that we are not forecasting an even greater level of economic growth, is the near-record price of oil. High oil prices threaten the sustainability of the business expansion and the level of price stability.

The continuing moderate pace of gross domestic product growth and accompanying modest inflation should have positive ramifications. That's because this combination probably will allow the Federal Reserve Board to pursue a measured monetary tightening course over the next year. Our feeling is that the Fed will increase rates sufficiently to keep inflation subdued, in the aggregate, but will not raise rates aggressively enough to derail the business expansion.

Our economic forecast, it should be noted, excludes allowances for a further escalation in global military conflict or a new incidence of worldwide terrorism, neither of which can be predicted with any degree of accuracy as to scope or timing.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

--------------------------------------------------------------------------------

             Comparison of a Change in Value of a $10,000 Investment
                 in Value Line Leveraged Growth Investors, Inc.
                          and the S&P 500 Stock Index*

[MOUNTAIN CHART OMITTED]

                                      $ Value
                                     Value Line                $ Value
                                   Leveraged Growth            S&P 500
   Date                             Investors Fund              Index
   ----                            ----------------             -----
  1/1/1995                             10,000                   10,000
 3/31/1995                             10,846                   10,974
 6/30/1995                             12,213                   12,021
 9/30/1995                             13,732                   12,976
12/31/1995                             13,706                   13,758
 3/31/1996                             14,730                   14,496
 6/30/1996                             15,221                   15,147
 9/30/1996                             16,515                   15,615
12/31/1996                             16,763                   16,916
 3/31/1997                             15,683                   17,368
 6/30/1997                             18,636                   20,400
 9/30/1997                             21,312                   21,930
12/31/1997                             20,752                   22,559
 3/31/1998                             23,838                   25,706
 6/30/1998                             25,512                   26,555
 9/30/1998                             22,123                   23,913
12/31/1998                             28,976                   29,006
 3/31/1999                             32,046                   30,451
 6/30/1999                             32,734                   32,597
 9/30/1999                             31,471                   30,562
12/31/1999                             37,953                   35,109
 3/31/2000                             40,395                   35,915
 6/30/2000                             38,667                   34,960
 9/30/2000                             38,274                   34,622
12/31/2000                             32,671                   31,913
 3/31/2001                             28,296                   28,129
 6/30/2001                             31,132                   29,775
 9/30/2001                             25,762                   25,405
12/31/2001                             29,232                   28,120
 3/31/2002                             29,224                   28,197
 6/30/2002                             25,231                   24,419
 9/30/2002                             21,390                   20,201
12/31/2002                             21,351                   21,905
 3/31/2003                             21,004                   21,215
 6/30/2003                             23,001                   24,481
 9/30/2003                             23,318                   25,128
12/31/2003                             24,680                   28,188
 3/31/2004                             25,086                   28,665
 6/30/2004                             24,910                   29,158
 9/30/2004                             24,363                   28,613
12/31/2004                             26,813                   31,254

                            (From 1/1/95 to 12/31/04)

--------------------------------------------------------------------------------

* The Standard and Poor's 500 Index (S&P 500 Index) is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

The return for the index does not reflect expenses which are deducted from the Fund's returns.

Performance Data:**

                                     Average Annual      Growth of an Assumed
                                      Total Returns      Investment of $10,000
                                     --------------      ---------------------

  1 year ended 12/31/04 ............      +8.64%               $10,864
 5 years ended 12/31/04 ............      -6.71%               $ 7,064
10 years ended 12/31/04 ............     +10.37%               $26,813

** The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


--------------------------------------------------------------------------------
4

                                     Value Line Leveraged Growth Investors, Inc.

--------------------------------------------------------------------------------

FUND EXPENSES:

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 through December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs and will not help you determine the relative total cost of owning different funds.

                                                                     Expenses*
                                                                    paid during
                                          Beginning       Ending       period
                                           account       account       7/1/04
                                            value         value         thru
                                            7/1/04       12/31/04     12/31/04
                                          ---------     ---------     --------

Actual .................................. $1,000.00     $1,076.40      $6.05
Hypothetical (5% return before expenses). $1,000.00     $1,019.30      $5.89
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16% multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half period.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Portfolio Highlights at December 31, 2004 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Common Stock Holdings

                                                       Value         Percentage
Issue                                    Shares   (in thousands)   of Net Assets
--------------------------------------------------------------------------------
Macromedia Inc. .....................   195,400       $6,081            1.91%
Cendant Corp. .......................   259,400        6,065            1.90
Penney (J.C.) Co., Inc. .............   145,200        6,011            1.89
NVR Inc. ............................     7,800        6,001            1.88
Cree, Inc. ..........................   149,600        5,996            1.88
Biosite Inc. ........................    96,400        5,932            1.86
Urban Outfitters, Inc. ..............   133,600        5,932            1.86
Cal Dive International, Inc. ........   144,900        5,905            1.85
Yahoo! Inc. .........................   155,900        5,874            1.84
Juniper Networks Inc. ...............   216,000        5,873            1.84

--------------------------------------------------------------------------------
Asset Allocation -- Percentage of Investment Securities

[PIE CHART OMITTED]

Stocks    100%

--------------------------------------------------------------------------------
Equity Sector Weightings -- Percentage of Net Assets

[BAR CHART OMITTED]

         Technology                     36.56%
Industrial Cyclical                     20.44%
       Retail Trade                     12.67%
           Services                      8.36%
             Energy                      5.60%
  Consumer Durables                      4.53%
             Health                      3.60%
        Non-Durable                      2.38%
          Utilities                      2.34%
            Finance                      1.76%
              Other                      1.76%


--------------------------------------------------------------------------------
6

                                     Value Line Leveraged Growth Investors, Inc.

Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------

                                                                       Value
Shares                                                            (in thousands)
--------------------------------------------------------------------------------

COMMON STOCKS (104.6%)
           AEROSPACE/DEFENSE (3.5%)
 120,000   Armor Holdings, Inc.* ................................      $  5,642
 145,500   United Industrial Corp. ..............................         5,637
                                                                       --------
                                                                         11,279

           BIOTECHNOLOGY (0.6%)
  30,200   Amgen Inc.* ..........................................         1,937

           CHEMICAL -- BASIC (1.2%)
  66,500   Lyondell Chemical Company ............................         1,923
  88,100   Olin Corporation .....................................         1,940
                                                                       --------
                                                                          3,863

           CHEMICAL -- DIVERSIFIED (1.8%)
 101,100   Eastman Chemical Company .............................         5,837

           COAL (1.2%)
  46,200   Joy Global Inc. ......................................         2,006
  24,100   Peabody Energy Corp. .................................         1,950
                                                                       --------
                                                                          3,956

           COMPUTER & PERIPHERALS (3.1%)
  90,700   Apple Computer, Inc.* ................................         5,841
  46,400   Dell, Inc.* ..........................................         1,955
  60,400   Network Appliance, Inc.* .............................         2,007
                                                                       --------
                                                                          9,803

           COMPUTER SOFTWARE & SERVICES (13.5%)
  92,700   Adobe Systems, Inc. ..................................         5,816
  32,500   Affiliated Computer
             Services, Inc.* ....................................         1,956
 140,100   Anteon International Corp.* ..........................         5,864
  51,600   Autodesk, Inc.* ......................................         1,958
  85,100   CACI International Inc.* .............................         5,798
  77,500   Citrix Systems, Inc.* ................................         1,901
  47,900   Cognizant Technology Solutions
             Corp. Class "A"* ...................................         2,028
  45,000   Cognos Inc.* .........................................         1,983
 195,400   Macromedia, Inc.* ....................................         6,081
  44,000   Mercury Interactive Corp.* ...........................         2,004
 425,700   Oracle Corp.* ........................................         5,841
  45,400   SEI Investments Company ..............................         1,904
                                                                       --------
                                                                         43,134

           DIVERSIFIED -- COMPANIES (2.6%)
 259,400   Cendant Corp. ........................................         6,065
  80,000   Park-Ohio Holdings Corp.* ............................         2,072
                                                                       --------
                                                                          8,137

           E-COMMERCE (2.5%)
  83,900   Internet Security Systems, Inc.* .....................         1,951
 254,700   Sapient Corporation* .................................         2,015
 160,200   TIBCO Software, Inc.* ................................         2,137
  38,600   Websense Inc.* .......................................         1,958
                                                                       --------
                                                                          8,061

           EDUCATIONAL SERVICES (0.7%)
  29,400   Bright Horizons Family
             Solutions, Inc.* ...................................         1,904
   7,200   ITT Educational Services, Inc.* ......................           342
                                                                       --------
                                                                          2,246

           ELECTRICAL EQUIPMENT (3.3%)
  95,400   Garmin Ltd. ..........................................         5,804
  39,400   Rockwell Automation, Inc. ............................         1,952
  90,000   Thomas & Betts Corp.* ................................         2,768
                                                                       --------
                                                                         10,524

           ELECTRICAL UTILITY -- CENTRAL (0.6%)
  30,000   TXU Corp. ............................................         1,937

           ELECTRONICS (2.9%)
  45,700   Harman International
             Industries, Inc. ...................................         5,804
 139,400   Intermagnetics General Corp.* ........................         3,542
                                                                       --------
                                                                          9,346


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

                                                                       Value
Shares                                                            (in thousands)
--------------------------------------------------------------------------------

           FINANCIAL SERVICES -- (0.6%)
   36,100  SLM Corp. ............................................      $  1,927

           FOOD WHOLESALERS (0.7%)
   60,000  Nash Finch Company ...................................         2,266

           HOME APPLIANCES (0.6%)
   22,600  Black & Decker
             Corporation (The) ..................................         1,996

           HOME BUILDING (3.3%)
    9,000  Beazer Homes USA, Inc. ...............................         1,316
    9,900  KB Home ..............................................         1,034
    7,800  NVR, Inc.* ...........................................         6,001
   29,400  Toll Brothers, Inc.* .................................         2,017
                                                                       --------
                                                                         10,368

           HOTEL/GAMING (1.1%)
   66,000  Station Casinos, Inc. ................................         3,609

           HUMAN RESOURCES (1.3%)
  197,000  Korn/Ferry International* ............................         4,088

           INDUSTRIAL SERVICES (0.6%)
   34,800  C.H. Robinson Worldwide, Inc. ........................         1,932

           INFORMATION SERVICES (1.8%)
  105,300  Advisory Board Co. (The)* ............................         3,883
   33,600  FactSet Research Systems, Inc. .......................         1,964
                                                                       --------
                                                                          5,847

           INTERNET (2.5%)
   17,100  eBay, Inc.* ..........................................         1,988
  155,900  Yahoo! Inc.* .........................................         5,874
                                                                       --------
                                                                          7,862

           MARITIME (0.6%)
  109,000  OMI Corporation ......................................         1,837

           MEDICAL SERVICES (2.5%)
  15,500   Aetna Inc. ...........................................         1,934
  58,400   American Healthways, Inc.* ...........................         1,929
  69,500   Community Health
             Systems, Inc. * ....................................         1,938
  22,800   UnitedHealth Group Inc. ..............................         2,007
                                                                       --------
                                                                          7,808

           MEDICAL SUPPLIES (4.3%)
  54,900   Affymetrix, Inc.* ....................................         2,007
  96,400   Biosite, Inc.* .......................................         5,932
 212,500   Cytyc Corporation.* ..................................         5,859
                                                                       --------
                                                                         13,798

           NATURAL GAS -- DIVERSIFIED (2.4%)
 113,200   Southwestern Energy Co.* .............................         5,738
  54,700   XTO Energy, Inc. .....................................         1,935
                                                                       --------
                                                                          7,673

           OILFIELD SERVICES/ EQUIPMENT (1.9%)
 144,900   Cal Dive International, Inc.* ........................         5,905

           PAPER & FOREST PRODUCTS (0.6%)
  57,200   MeadWestvaco Corp. ...................................         1,939

           PETROLEUM -- PRODUCING (0.6%)
  39,800   Berry Petroleum Co. Class "A" ........................         1,898

           PHARMACY SERVICES (0.6%)
  50,000   Walgreen Co ..........................................         1,919

           POWER INDUSTRY (0.4%)
  45,700   Headwaters Inc.* .....................................         1,302

           PRECISION INSTRUMENT (2.2%)
  20,000   Kronos Inc.* .........................................         1,022
 137,200   II-VI, Inc.* .........................................         5,830
                                                                       --------
                                                                          6,852


--------------------------------------------------------------------------------
8

                                     Value Line Leveraged Growth Investors, Inc.

                                                               December 31, 2004
--------------------------------------------------------------------------------

                                                                       Value
Shares                                                            (in thousands)
--------------------------------------------------------------------------------

           RAILROAD (2.5%)
  32,500   Canadian National Railway Co. ........................      $  1,991
 161,100   Norfolk Southern Corp. ...............................         5,830
                                                                       --------
                                                                          7,821

           RESTAURANT (1.4%)
 164,200   CKE Restaurants, Inc.* ...............................         2,382
  34,300   P.F. Chang's China Bistro, Inc.* .....................         1,933
                                                                       --------
                                                                          4,315

           RETAIL BUILDING SUPPLY (3.6%)
 149,100   Building Materials Holding Corp. .....................         5,709
 136,600   Home Depot, Inc. (The) ...............................         5,838
                                                                       --------
                                                                         11,547

           RETAIL -- SPECIAL LINES (5.2%)
  43,800   Aeropostale, Inc.* ...................................         1,289
 113,000   American Eagle Outfitters, Inc. ......................         5,322
  49,200   Bed Bath & Beyond Inc.* ..............................         1,960
  64,900   Quiksilver, Inc.* ....................................         1,933
 133,600   Urban Outfitters, Inc.* ..............................         5,932
                                                                       --------
                                                                         16,436

           RETAIL STORE (3.1%)
  40,800   Costco Wholesale Corp. ...............................         1,975
  41,400   Kohl's Corp* .........................................         2,036
 145,200   Penney (J.C.) Co., Inc. ..............................         6,011
                                                                       --------
                                                                         10,022

           SEMICONDUCTOR (1.9%)
 149,600   Cree, Inc.* ..........................................         5,996

           STEEL -- GENERAL (5.7%)
  98,400   Carpenter Technology Corp. ...........................         5,753
  39,400   Commercial Metals Co. ................................         1,992
 107,800   Nucor Corporation ....................................         5,642
 168,500   Steel Technologies Inc. ..............................         4,635
                                                                       --------
                                                                         18,022

           STEEL -- INTEGRATED (1.8%)
 387,400   AK Steel Holding Corporation* ........................         5,606

           TELECOMMUNICATIONS EQUIPMENT (5.4%)
 216,000   Juniper Networks, Inc.* ..............................         5,873
 163,400   Marvell Technology Group Ltd.* .......................         5,796
 130,300   QUALCOMM Incorporated. ...............................         5,525
                                                                       --------
                                                                         17,194

           TELECOMMUNICATION SERVICES (1.8%)
 199,600   Western Wireless Corp.
             Class "A"* .........................................         5,848

           TOILETRIES & COSMETICS (0.0%)
   8,100   Chattem, Inc* ........................................           268

           TRUCKING (3.7%)
  42,700   Arkansas Best Corp. ..................................         1,917
  88,400   Heartland Express, Inc. ..............................         1,986
 130,300   Hunt (J.B.) Transport
             Services, Inc. .....................................         5,844
  35,100   Yellow Roadway Corp.* ................................         1,955
                                                                       --------
                                                                         11,702

           WIRELESS NETWORKING (2.4%)
  84,700   Itron, Inc.* .........................................         2,025
  69,200   Research In Motion Ltd.* .............................         5,704
                                                                       --------
                                                                          7,729
                                                                       --------

TOTAL COMMON STOCKS
  AND TOTAL INVESTMENT
  SECURITIES (104.6%)
  (Cost $299,568,000) ...........................................      $333,392
                                                                       --------


--------------------------------------------------------------------------------
                                                                               9

Value Line Leveraged Growth Investors, Inc.

Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                                                     Value
  Principal                                                      (in thousands
   Amount                                                          except per
(in thousands)                                                    share amount)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.6%)
  (including accrued interest)

  $2,000   Collateralized by $1,916,000
             U.S. Treasury Bonds 5.25%,
             due 2/15/29, with a value of
             $2,042,935 (with UBS
             Warburg, LLC., 1.50%,
             dated 12/31/04, due 1/3/05
             delivery value $2,000,250)
             (Cost $2,000,000) ..................................      $  2,000

EXCESS OF LIABILITIES OVER
  CASH AND OTHER
  ASSETS (-5.2%) ................................................       (16,792)
                                                                       --------

NET ASSETS (100.0%) .............................................      $318,600
                                                                       ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  OUTSTANDING SHARE
  ($318,599,978 / 12,477,116 shares of
    capital stock outstanding) ..................................      $  25.53
                                                                       ========

* Non-income producing.


See Notes to Financial Statements.
--------------------------------------------------------------------------------
10

                                     Value Line Leveraged Growth Investors, Inc.

Statement of Assets and Liabilities
at December 31, 2004
--------------------------------------------------------------------------------

                                                                  (In thousands
                                                                    except per
                                                                   share amount)
                                                                   ------------
Assets:
Investment securities, at value
  (Cost - $299,568) .............................................    $333,392
Repurchase agreement
  (Cost - $2,000) ...............................................       2,000
Cash ............................................................          86
Receivable for securities sold ..................................      27,554
Dividends receivable ............................................         162
Receivable for capital shares sold ..............................         111
Prepaid expenses ................................................           7
                                                                     --------
     Total Assets ...............................................     363,312
                                                                     --------
Liabilities:
Payable for securities purchased ................................      41,353
Payable for capital shares repurchased ..........................       2,963
Accrued expenses:
  Advisory fee ..................................................         203
  Service and distribution plan fees ............................          68
  Other .........................................................         125
                                                                     --------
     Total Liabilities ..........................................      44,712
                                                                     --------
Net Assets ......................................................    $318,600
                                                                     ========
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000, outstanding
  12,477,116 shares) ............................................    $ 12,477
Additional paid-in capital ......................................     225,805
Undistributed net investment income .............................          12
Undistributed net realized gain on
  investments ...................................................      46,482
Net unrealized appreciation of
  investments ...................................................      33,824
                                                                     --------
Net Assets ......................................................    $318,600
                                                                     ========
Net Asset Value, Offering and
  Redemption Price per Outstanding
  Share ($318,599,978 / 12,477,116
  shares outstanding) ...........................................    $  25.53
                                                                     ========

Statement of Operations
for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

                                                                  (In thousands)
                                                                  --------------
Investment Income:
Dividends (Net of foreign withholding
  taxes of $17) .................................................    $  2,391
Interest ........................................................          66
                                                                     --------
  Total Income ..................................................       2,457
                                                                     --------
Expenses:
Advisory fee ....................................................       2,391
Service and distribution plan fees ..............................         797
Transfer agent fees .............................................         147
Auditing and legal fees .........................................          65
Printing ........................................................          44
Custodian fees ..................................................          49
Insurance .......................................................          45
Postage .........................................................          42
Interest and commitment fee expense .............................          60
Telephone .......................................................          24
Registration and filing fees ....................................          24
Directors' fees and expenses ....................................          21
                                                                     --------
  Total Expenses Before Custody Credits .........................       3,709
  Less: Custody Credits .........................................          (4)
                                                                     --------
  Net Expenses ..................................................       3,705
                                                                     --------
Net Investment Loss .............................................      (1,248)
                                                                     --------
Net Realized and Unrealized Gain on
  Investments:
  Net Realized Gain .............................................      62,842
  Change in Net Unrealized
    Appreciation ................................................     (35,675)
                                                                     --------
Net Realized Gain and Change in Net
  Unrealized Appreciation on
  Investments ...................................................      27,167
                                                                     --------
Net Increase in Net Assets from
  Operations ....................................................    $ 25,919
                                                                     ========


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 2004 and 2003
--------------------------------------------------------------------------------

                                                                  Year Ended       Year Ended
                                                                 December 31,     December 31,
                                                                     2004             2003
                                                                 -----------------------------
                                                                         (In thousands)
Operations:
  Net investment loss..........................................   $  (1,248)        $    (816)
  Net realized gain on investments ............................      62,842            89,506
  Change in net unrealized appreciation .......................     (35,675)          (40,211)
                                                                  ---------------------------
  Net increase in net assets from operations ..................      25,919            48,479
                                                                  ---------------------------
Distributions to Shareholders:
  Net realized gain from investment transactions ..............     (52,213)          (43,922)
                                                                  ---------------------------
Capital Share Transactions:
  Proceeds from sale of shares ................................      14,718           111,695
  Proceeds from reinvestment of distributions to shareholders .      48,583            40,942
  Cost of shares repurchased ..................................     (60,569)         (149,526)
                                                                  ---------------------------
  Net increase from capital share transactions ................       2,732             3,111
                                                                  ---------------------------
Total (Decrease) Increase in Net Assets .......................     (23,562)            7,668
Net Assets:
  Beginning of period .........................................     342,162           334,494
                                                                  ---------------------------
  End of period ...............................................   $ 318,600         $ 342,162
                                                                  ===========================
Undistributed net investment income, end of year ..............   $      12         $      --
                                                                  ===========================


See Notes to Financial Statements.
--------------------------------------------------------------------------------
12

                                     Value Line Leveraged Growth Investors, Inc.

Notes to Financial Statements                                 December 31, 2004
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value Line Leveraged Growth Investors, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth. The Fund may employ "leverage" by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Representations and Indemnifications. In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown,


--------------------------------------------------------------------------------
                                                                              13

Value Line Leveraged Growth Investors, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                    Year            Year
                                                   Ended           Ended
                                                December 31,     December 31,
                                                    2004            2003
                                                 -------------------------
Shares sold ................................         518             3,875
Shares issued to
  shareholders in
  reinvestment of
  distributions ............................       1,905             1,481
                                                 -------------------------
                                                   2,423             5,356
Shares repurchased .........................      (2,184)           (5,202)
                                                 -------------------------
Net increase ...............................         239               154
                                                 =========================
Distributions per share
  from net realized gains ..................     $4.8400           $3.9904
                                                 =========================


3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                                   Year Ended
                                                               December 31, 2004
                                                               -----------------
                                                                 (in thousands)
PURCHASES:
Investment Securities .....................................         $634,599
                                                               =================
SALES:
Investment Securities .....................................         $674,675
                                                               =================


4. Income Taxes

At December 31, 2004, information on the tax components of capital is as follows:

                                                                  (in thousands)
Cost of investment for tax purposes ......................          $ 302,019
                                                               =================
Gross tax unrealized appreciation ........................          $  36,568
Gross tax unrealized depreciation ........................             (3,195)
                                                               -----------------
Net tax unrealized appreciation on
  Investments ............................................          $  33,373
                                                               =================
Undistributed ordinary income ............................          $  18,812
                                                               =================
Undistributed long-term gain .............................          $  28,133
                                                               =================

The tax composition of distribution to shareholders for the years ended December 31, 2004 and 2003 were all from net long-term capital gains.

Net realized gain (loss) differ for financial statements and tax purposes primarily due to differing treatments of wash sales.


--------------------------------------------------------------------------------
14

                                     Value Line Leveraged Growth Investors, Inc.

                                                               December 31, 2004
--------------------------------------------------------------------------------

5. Investment Advisory Contract, Management Fees, and Transactions With
   Affiliates

An advisory fee of $2,391,000 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 2004. This was computed at the rate of 3/4 of 1% of the average daily net assets for the period and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended December 31, 2004, fees amounting to $797,000 were paid or payable to the Distributor under this Plan.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and directors of the Fund In the year ended December 31, 2004 the Fund paid brokerage commissions totaling $503,000 to the Distributor, which clears its transactions through unaffiliated brokers.

For the year ended December 31, 2004, the Fund's expenses were reduced by $4,000 under a custody credit arrangement with the Custodian.

The Value Line, Inc. Profit Sharing and Savings Plan, owned 61,897 shares of the Fund's capital stock, representing 0.5% of the outstanding shares at December 31, 2004.

6. Borrowing Arrangement

The Fund has a line of credit agreement with State Street Bank and Trust ("SSBT"), in the amount of $37,500,000. The terms of the agreement are as follows: The first $12.5 million is available on a committed basis which, at the Fund's option, may be either at the Bank's prime rate or at the Federal Funds Rate plus 1%, whichever is less, and will be subject to a commitment fee of 1/4 of 1% on the unused portion thereof; amounts in excess of $12.5 million are made available on an unsecured basis at the same interest rate options stated above.

The Fund had no borrowings outstanding on December 31, 2004. The weighted average amount of bank loans outstanding for the year ended December 31, 2004, amounted to approximately $1,004,000 at a weighted average interest rate of 3.16%. For the year ended December 31, 2004, interest expense of approximately $30,000 and commitment fees of approximately $30,000 relating to borrowings under the agreement were paid or payable to SSBT.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                   Years Ended December 31,
                                                 ------------------------------------------------------------
                                                   2004          2003        2002         2001         2000
                                                 ------------------------------------------------------------
Net asset value, beginning of year ............. $  27.96     $  27.68     $  38.43     $  45.63     $  57.98
                                                 ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss ..........................     (.10)        (.07)        (.17)        (.22)        (.22)
  Net gains or losses on securities (both
    realized and unrealized ....................     2.51         4.34       (10.19)       (4.61)       (7.78)
                                                 ------------------------------------------------------------
  Total from investment operations .............     2.41         4.27       (10.36)       (4.83)       (8.00)
                                                 ------------------------------------------------------------
Less distributions:
  Distributions from net realized gains ........    (4.84)       (3.99)        (.39)       (2.37)       (4.35)
                                                 ------------------------------------------------------------
Net asset value, end of year ................... $  25.53     $  27.96     $  27.68     $  38.43     $  45.63
                                                 ------------------------------------------------------------
Total return ...................................     8.64%       15.60%      (26.96)%     (10.53)%     (13.92)%
                                                 ------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of year (in thousands) ......... $318,600     $342,162     $334,494     $495,694     $601,594
Ratio of expenses to average net assets
  (including interest expense)(1) ..............     1.16%        1.15%        1.25%        1.16%         .96%
Ratio of expenses to average net assets
  (excluding interest expense)(1) ..............     1.15%        1.15%        1.14%        1.09%         .95%
Ratio of net investment loss to average net
  assets .......................................    (0.39)%      (0.24)%      (0.49)%      (0.54)%      (0.41)%
Portfolio turnover rate ........................      200%         110%          28%          50%          28%

(1) Ratios reflect expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.


See Notes to Financial Statements.
--------------------------------------------------------------------------------
16

                                     Value Line Leveraged Growth Investors, Inc.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Value Line Leveraged Growth Investors, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Leveraged Growth Investors, Inc. (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 18, 2005


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

2004 Tax Notice to Shareholders (Unaudited)
--------------------------------------------------------------------------------

For the year ended December 31, 2004 the Fund distributed $52,213,146 of long-term capital gain to shareholders.

Management of the Fund
--------------------------------------------------------------------------------

MANAGEMENT INFORMATION
The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds and oversees a total of 15 portfolios. Each Director serves until his or her successor is elected and qualified.

                                                                           Principal
                                                                           Occupation
                                                        Length of          During the                           Other Directorships
Name, Address, and Age          Position                Time Served        Past 5 Years                         Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Directors*

Jean Bernhard Buttner           Chairman of the         Since 1983         Chairman, President and              Value Line, Inc.
Age 70                          Board of Directors                         Chief Executive Officer of
                                and President                              Value Line, Inc. (the
                                                                           "Adviser") and Value Line
                                                                           Publishing, Inc. Chairman
                                                                           and President of each of the
                                                                           14 Value Line Funds and
                                                                           Value Line Securities, Inc.
                                                                           (the "Distributor").

------------------------------------------------------------------------------------------------------------------------------------
Marion N. Ruth                  Director                Since 2000         Real Estate Executive:               None
5 Outrider Road                                                            President, Ruth Realty (real
Rolling Hills, CA 90274                                                    estate broker); Director of the
Age 70                                                                     Adviser since 2000.
------------------------------------------------------------------------------------------------------------------------------------

Non-Interested Directors

John W. Chandler                Director                Since 1991         Consultant, Academic Search           None
1611 Cold Spring Rd.                                                       Consultation Service, Inc.;
Williamstown, MA 01267                                                     Trustee Emeritus and
Age 81                                                                     Chairman (1993-1994) of the
                                                                           Board of Trustees of Duke
                                                                           University; President
                                                                           Emeritus, Williams College.
------------------------------------------------------------------------------------------------------------------------------------
Frances T. Newton               Director                Since 2000         Customer Support Analyst,            None
4921 Buckingham Drive                                                      Duke Power Company.
Charlotte, NC 28209
Age 63
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
18

                                     Value Line Leveraged Growth Investors, Inc.

Management of the Fund
--------------------------------------------------------------------------------

                                                                           Principal
                                                                           Occupation
                                                        Length of          During the                           Other Directorships
Name, Address, and Age          Position                Time Served        Past 5 Years                         Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Francis C. Oakley               Director                Since 2000         Professor of History,                Berkshire Life
54 Scott Hill Road                                                         Williams College, 1961 to            Insurance Company
Williamstown, MA 01267                                                     2002; President Emeritus             of America
Age 73                                                                     since 1994 and President,
                                                                           1985-1994; Chairman (1993-
                                                                           1997) and Interim President
                                                                           (2002) of the American
                                                                           Council of Learned
                                                                           Societies.
------------------------------------------------------------------------------------------------------------------------------------
David H. Porter                 Director                Since 1997         Visiting Professor of                None
5 Birch Run Drive                                                          Classics, Williams College,
Saratoga Springs, NY 12866                                                 since 1999; President
Age 69                                                                     Emeritus, Skidmore College
                                                                           since 1999 and President,
                                                                           1987-1998.
------------------------------------------------------------------------------------------------------------------------------------
Paul Craig Roberts              Director                Since 1983         Chairman, Institute for              A. Schulman Inc.
169 Pompano St.                                                            Political Economy.                   (plastics)
Panama City Beach, FL 32413
Age 66
------------------------------------------------------------------------------------------------------------------------------------
Nancy-Beth Sheerr               Director                Since 1996         Senior Financial Advisor,            None
1409 Beaumont Drive                                                        Hawthorne, since 2001;
Gladwyne, PA 19035                                                         Chairman, Radcliffe College
Age 56                                                                     Board of Trustees.
                                                                           1990-1999.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Management of the Fund
--------------------------------------------------------------------------------

                                                                                       Principal
                                                                                       Occupation
                                                                  Length of            During the
Name, Address, and Age           Position                         Time Served          Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Officers

Sigourney B. Romaine             Vice President                   Since 2004           Portfolio Manager with the
Age 61                                                                                 Adviser since 2002;
                                                                                       Securities Analyst with the
                                                                                       Adviser, 1996-2002.
--------------------------------------------------------------------------------------------------------------------
John J. Koller                   Vice President                   Since 2004           Portfolio Manager with the
Age 36                                                                                 Adviser since 2004;
                                                                                       Securities Analyst with the
                                                                                       Adviser, 2000-2004.
--------------------------------------------------------------------------------------------------------------------
David T. Henigson                Vice President,                  Since 1994           Director, Vice President and
Age 46                           Secretary and Treasurer                               Compliance Officer of the
                                                                                       Adviser; Director and
                                                                                       Vice President of the
                                                                                       Distributor; Vice President,
                                                                                       Secretary, Treasurer and
                                                                                       Chief Compliance Officer of
                                                                                       each of the 14 Value Line
                                                                                       Funds.
--------------------------------------------------------------------------------------------------------------------

* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of having been a director of the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.


--------------------------------------------------------------------------------
20

                                     Value Line Leveraged Growth Investors, Inc.

--------------------------------------------------------------------------------



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--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

--------------------------------------------------------------------------------



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--------------------------------------------------------------------------------
22

                                     Value Line Leveraged Growth Investors, Inc.

--------------------------------------------------------------------------------



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--------------------------------------------------------------------------------
                                                                              23

Value Line Leveraged Growth Investors, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950 -- The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 -- Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979 -- The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- Value Line Centurion Fund* seeks long-term growth of capital.

1984 -- The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- Value Line Aggressive Income Trust seeks to maximize current income.

1987 -- Value Line NewYork Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 --Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
24

INVESTMENT ADVISER                       Value Line, Inc.
                                         220 East 42nd Street
                                         New York, NY 10017-5891

DISTRIBUTOR                              Value Line Securities, Inc.
                                         220 East 42nd Street
                                         New York, NY 10017-5891

CUSTODIAN BANK                           State Street Bank and Trust Co.
                                         225 Franklin Street
                                         Boston, MA 02110

SHAREHOLDER                              State Street Bank and Trust Co.
SERVICING AGENT                          c/o BFDS
                                         P.O. Box 219729 Kansas City, MO
                                         64121-9729

INDEPENDENT                              PricewaterhouseCoopers LLP
REGISTERED PUBLIC                        300 Madison Avenue
ACCOUNTING FIRM                          New York, NY 10017

LEGAL COUNSEL                            Peter D. Lowenstein, Esq.
                                         Two Sound View Drive, Suite 100
                                         Greenwich, CT 06830

DIRECTORS                                Jean Bernhard Buttner
                                         John W. Chandler
                                         Frances T. Newton
                                         Francis C. Oakley
                                         David H. Porter
                                         Paul Craig Roberts
                                         Marion N. Ruth
                                         Nancy-Beth Sheerr

OFFICERS                                 Jean Bernhard Buttner
                                         Chairman and President

                                         Sigourney B. Romaine
                                         Vice President

                                         John J. Koller
                                         Vice President

                                         David T. Henigson
                                         Vice President and
                                         Secretary/Treasurer

                                         Joseph Van Dyke
                                         Assistant Secretary/Treasurer

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                         #532849

      A copy of the Annual Report to Stockholders for the period ended 12/31/04 is included with this Form.

Item 2. Code of Ethics

      (a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

      (f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

      (a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

      (2) The Registrant's Board has designated John W. Chandler, a member of the Registrant's Audit Committee, as the Registrant's Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the Association of American Colleges and Universities (1985-90). He has also previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an "audit committee financial expert" shall not make such person an "expert" for any purpose, including without limitation under
Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

      (a)   Audit Fees 2004 - $8,891; Audit Fees 2003 - $29,140.

      (b)   Audit-Related fees - None.

      (c)   Tax Preparation Fees 2004 -$6,440; Tax Preparation Fees 2003 -
            $6,840.

      (d)   All Other Fees - None

      (e)   (1)   Audit Committee Pre-Approval Policy. All services to be
                  performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2004 and 2003 were pre-approved by the committee.

      (e)   (2)   Not applicable.

      (f)   Not applicable.

      (g) Aggregate Non-Audit Fees 2004 -$6,440; Aggregate Non-Audit Fees 2003- $6,840.

      (h)   Not applicable.

Item 11. Controls and Procedures.

      (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

      (b) The registrant's principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

      (a) Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

      (b)   (1)   Certification pursuant to Rule 30a-2(a) under the Investment
                  Company Act of 1940 (17 CFR 270.30a-2) attached hereto as
                  Exhibit 99.CERT.

            (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By       /s/ Jean B. Buttner
         ---------------------------------
         Jean B. Buttner, President


Date:    March 4, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Jean B. Buttner
         -------------------------------------------------------
         Jean B. Buttner, President, Principal Executive Officer


By:      /s/ David T. Henigson
         -----------------------------------------------------------
         David T. Henigson, Vice President, Treasurer, Principal
         Financial Officer


Date:    March 4, 2005